UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2007

___________

GREENS WORLDWIDE INCORPORATED

(Exact name of registrant as specified in its charter)

Arizona (State or other jurisdiction of incorporation)	000-25025 (Commission File Number)	86-0718104 (I.R.S. Employer Identification No.)

346 Woodland Church Road Hertford, North Carolina (Address of principal executive offices)	27944 (Zip Code)

Registrant’s telephone number, including area code: 252-264-2064

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 17, 2007, Greens Worldwide Incorporated (the “Company”) entered into a Stock Issuance, Assumption and Release Agreement (the “Air Brook Agreement”), by and among the Company and Air Brook Airport Express, Inc. (“Air Brook”) and AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC and New Millennium Capital Partners II, LLC (collectively, the “Investors”). The transactions contemplated by the Air Brook Agreement include the following:

•	The issuance by the Company of 390,000 shares of a new Series A Convertible Preferred Stock, par value $10.00 per share, of the Company (the “Series A Preferred Stock”) to Air Brook;

•

The assumption by Air Brook of 50% of the Company’s indebtedness to the Investors under the Securities Purchase Agreement, dated as of March 22, 2007, by and among the Company and the Investors (the “Purchase Agreement”);

•	The release by the Investors of the Company’s obligations relating to such indebtedness assumed by Air Brook; and

•

The issuance by the Company of warrants to purchase 20,000,000 shares of the Company’s common stock, no par value per share (“Common Stock”), to the Investors in exchange for the cancellation of warrants to purchase 40,000,000 shares of Common Stock that were issued pursuant to the Purchase Agreement.

A copy of the Air Brook Agreement is being filed as Exhibit 10.1 to this report and is incorporated by reference into this Item 1.01.

As previously reported on a Current Report on Form 8-K filed on March 28, 2007, the transactions contemplated by the Purchase Agreement resulted in a new funding of $625,000 into the Company and a restructuring of the Company’s relationship with the Investors. The Purchase Agreement provided for the sale by the Company to the Investors of callable secured convertible notes with an aggregate face amount of $7,807,500, including interest (the “New Notes”). The New Notes are due and payable on March 22, 2010 (the “Maturity Date”). The Company was not required to make any payments until the Maturity Date, but it had the option to prepay the amounts due under the New Notes in whole or in part at any time. The New Notes were convertible into Common Stock at a 75% discount to the then current fair market value of Common Stock as defined in the New Notes.

Under the terms of the Air Brook Agreement, the Investors released the Company from its obligations under the New Notes. In consideration for such release, Air Brook issued to AJW Partners, LLC, AJW Master Fund, Ltd., and New Millennium Capital Partners II, LLC, who are the successors to the Investors (the “Successors”), callable secured convertible notes with an aggregate face amount of $3,903,750, including interest, and the Company issued to the Successors callable secured convertible notes with an aggregate face amount of $3,903,750, including interest (collectively, the “Replacement Notes”). The Replacement Notes have the same terms and conditions as the New Notes. A copy of the form of the Replacement Notes is being filed as Exhibit 10.2 to this report and is incorporated by reference into this Item 1.01.

The transactions contemplated by the Air Brook Agreement were completed on August 17, 2007.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The terms of the Replacement Notes are set forth in Item 1.01 above and are incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

On August 17, 2007, the Company sold 390,000 shares of Series A Preferred Stock to Air Brook in exchange for the assumption by Air Brook of 50% of the Company’s indebtedness to the Investors under the Purchase Agreement. The terms of this transaction are set forth in Item 1.01 above and are incorporated by reference into this Item 3.02. Each share of Series A Preferred Stock is convertible into 640 shares of Common Stock at the option of its holder at any time. The Company relied upon Section 4(2) of the Securities Act of 1933, as amended, for the exemption from registration for the sale of such shares.

Item 5.01	Change of Control of Registrant

The execution of the Air Brook Agreement and the issuance of the Series A Preferred Stock to Air Brook under it resulted in a change of control of the Company on August 17, 2007 because the terms of the Series A Preferred Stock entitle Air Brook to elect a majority of the members of the Company’s board of directors. As of the date of this report, the only member of the Company’s board of directors is R. Thomas Kidd, who is the President and Chief Executive Officer of each of Air Brook and the Company. In addition, Air Brook’s ability to vote its shares of Series A Preferred Stock on an as-converted basis assures its control of any matters presented to the holders of Common Stock.

The information set forth in Items 1.01 and 3.02 above and Items 5.02 and 5.03 below are incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 15, 2007, William Conwell resigned as President and Chief Executive Officer of the Company. He also resigned as a director of the Company.

On August 17, 2007, Vera L. Harrell resigned as Vice President, Administration, and Secretary of the Company. She also resigned as a director of the Company. On the same date, Robert Marshburn resigned as the Company’s Senior Vice President. He also resigned as a director of the Company.

On August 17, 2007, the Company appointed R. Thomas Kidd as its sole director and as its President and Chief Executive Officer. Mr. Kidd, age 60, has served as President and Chief Executive Officer of Lextra Management Group, Inc., a sports marketing company (“Lextra”), since November 2006. Mr. Kidd served as the Company’s President and Chief Executive Officer from June 2005 to November 2006. In addition, Mr. Kidd served as President and Chief Executive Officer of US Pro Golf Tour, Inc., which is now a wholly owned subsidiary of the Company, from January 2005 to July 2005. Mr. Kidd served as the President and Chief Executive Officer of the American Senior Golf Association, ASGA Tour, Inc., from 1999 to January 2005.

The Company has not entered into an employment agreement or similar arrangement with Mr. Kidd.

Item 5.03          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 17, 2007, the Company amended its articles of incorporation to create the Series A Preferred Stock as a class of its authorized preferred stock. As set forth in the designation for the Series A Preferred Stock, each share of Series A Preferred Stock is convertible into 640 shares of Common Stock at the option of its holder at any time. The holders of the Series A Preferred Stock, voting as a separate class, have the power to elect a majority of the members of the Company’s board of directors and will vote with the holders of the Common Stock on as converted basis on all matters place before such holders.

There are no rights associated with dividends, redemption or liquidation associated with the Series A Preferred Stock.

A copy of the designation for the Series A Preferred Stock is being filed as Exhibit 3.1 to this report and is incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Articles of Amendment, Certificate of Designation for Series A Preferred Stock

10.1

Stock Issuance, Assumption and Release Agreement among Greens Worldwide Incorporated, Air Brook Airport Express, Inc., AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC and New Millennium Capital Partners II, LLC dated August 17, 2007.

10.2	Form of Callable Secured Convertible Note by Greens Worldwide Incorporated and issued to each of AJW Partners, LLC, AJW Master Fund, Ltd., and New Millennium Capital Partners II, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENS WORLDWIDE INCORPORATED

Date:	August 22, 2007	By: R. Thomas Kidd

R. Thomas Kidd

President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Amendment, Certificate of Designation for Series A Preferred Stock

10.1

Stock Issuance, Assumption and Release Agreement among Greens Worldwide Incorporated, Air Brook Airport Express, Inc., AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC and New Millennium Capital Partners II, LLC dated August 17, 2007.

10.2	Form of Callable Secured Convertible Note by Greens Worldwide Incorporated and issued to each of AJW Partners, LLC, AJW Master Fund, Ltd., and New Millennium Capital Partners II, LLC.